Supplement to the
Fidelity Advisor® Semiconductors Fund
Class A, Class M, Class C, Class I, and Class Z
September 29, 2025
Summary Prospectus

Adam Benjamin no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Sonu Kalra (Portfolio Manager) has managed the fund since 2026.
AFEL-SUSTK-0726-106 1.9881456.106	July 15, 2026